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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CROSSTEX ENERGY, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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CROSSTEX ENERGY, L.P.
2501 Cedar Springs Rd.
Dallas, Texas 75201

NOTICE OF SPECIAL MEETING OF UNITHOLDERS
To Be Held On May 9, 2013

To the Unitholders of Crosstex Energy, L.P.:

        The special meeting of unitholders of Crosstex Energy, L.P., a Delaware limited partnership (the "Partnership"), will be held on Thursday, May 9, 2013, at 11:00 a.m., local time, at the Partnership's offices located at 2501 Cedar Springs Rd., Dallas, Texas 75201 for the following purpose:

          1.     To consider and vote upon a proposal to approve the amended and restated Crosstex Energy GP, LLC Long-Term Incentive Plan (including an increase in the number of common units available for issuance thereunder).

        Your Board of Directors recommends that you vote "FOR" the approval of the amended and restated Crosstex Energy GP, LLC Long-Term Incentive Plan, which the Board of Directors believes is an important tool to attract and retain qualified individuals who are essential to the future success of the Partnership.

        The Board of Directors of Crosstex Energy GP, LLC, the general partner of the Partnership (which we refer to as our Board of Directors), has fixed the close of business on March 21, 2013 as the record date for the determination of unitholders entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof. Holders of record of common units representing limited partnership interests of the Partnership and Series A Convertible Preferred Units representing limited partnership interests of the Partnership at the close of business on the record date are entitled to notice of and to vote at the meeting.

        Your vote is important. All unitholders are cordially invited to attend the meeting. We urge you, whether or not you plan to attend the meeting, to submit your proxy by voting over the Internet or, if you received a paper copy of a proxy or voting instruction card by mail, by completing, signing, dating and mailing the proxy or voting instruction card in the postage-paid envelope provided. If a unitholder who has submitted a proxy attends the meeting in person, such unitholder may revoke the proxy and vote in person on all matters submitted at the meeting.

By Order of the Board of Directors

Barry E. Davis President and Chief Executive Officer

March 28, 2013

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Unitholders to be Held on May 9, 2013:
The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are available at:
http://investor.crosstexenergylp.com/phoenix.zhtml?c=135312&p=proxy

CROSSTEX ENERGY, L.P.
2501 Cedar Springs Rd.
Dallas, Texas 75201

PROXY STATEMENT
For Special Meeting of Unitholders
To Be Held On May 9, 2013

GENERAL

        These proxy materials have been made available on the Internet or delivered in paper copy to unitholders of Crosstex Energy, L.P. (the "Partnership") in connection with the solicitation by the Board of Directors of Crosstex Energy GP, LLC, the general partner of the Partnership (the "Board of Directors"), of proxies for use at the special meeting of unitholders to be held at the time and place and for the purposes set forth in the accompanying notice. The approximate date this proxy statement is first furnished to unitholders is March 28, 2013. If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the special meeting.

Proxies and Voting Instructions

        We are mailing to many of our unitholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All unitholders receiving the notice will have the ability to access the proxy materials over the Internet and may request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how unitholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. We are providing some of our unitholders, including unitholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a notice about the Internet availability of the proxy materials. All unitholders who do not receive the notice will receive a paper copy of the proxy materials by mail.

        If you hold common units representing limited partnership interests of the Partnership ("Common Units") or Series A Convertible Preferred Units representing limited partnership interests of the Partnership ("Preferred Units," and together with the Common Units, "Units") in your name, you can submit your proxy in the following manners:

  •
  By Internet—Unitholders who received a notice about the Internet availability of the proxy materials may submit proxies over the Internet by following the instructions on the notice. Unitholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

  •
  By Mail—Unitholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying postage paid envelope. Proxy cards must be received by us before voting begins at the special meeting.

        If you hold Units through someone else, such as a bank, broker or other nominee, you may receive material from them asking you how you want to vote your Units.

        You may revoke your proxy at any time prior to its exercise by:

  •
  Giving written notice of the revocation to our corporate secretary;

  •
  Appearing and voting in person at the special meeting;

  •
  Properly voting again by Internet at a subsequent time; or

  •
  Properly submitting a later-dated proxy by delivering a later-dated proxy card to our corporate secretary.

        If you attend the special meeting in person without voting, this will not automatically revoke your proxy. If you revoke your proxy during the meeting, this will not affect any vote previously taken. If you hold Units through someone else, such as a bank, broker or other nominee, and you desire to revoke your proxy, you should follow the instructions provided by your nominee.

Voting Procedures and Tabulation

        We will appoint one or more inspectors of election to act at the special meeting and to make a written report thereof. Prior to the special meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of Units outstanding and the voting power of each, determine the Units represented at the special meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law. The determination of the inspectors as to the validity of proxies will be final and binding.

        Abstentions and broker non-votes (i.e., proxies submitted by brokers that do not indicate a vote for a proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on the proposal) are counted as present in determining whether the quorum requirement for the special meeting is satisfied. For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these Units will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those Units are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters. Brokers and nominees do not have discretionary authority to vote with respect to the amended and restated Crosstex Energy GP, LLC Long-Term Incentive Plan. Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter abstained from.

        Approval of the proposal to approve the amended and restated Crosstex Energy GP, LLC Long-Term Incentive Plan requires the affirmative vote of a majority of the Units present in person or represented by proxy and entitled to be voted on the proposal. With regard to such proposal, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal.

        Crosstex Energy, Inc. ("CEI"), the owner of our general partner, owned (directly or indirectly) 16,414,830 Common Units, or approximately 17.5% of the Units outstanding and entitled to vote at the special meeting, as of March 18, 2013 (the "CEI Units"). CEI has stated its intention to vote the CEI Units in favor of the proposal. Because the approval of the proposal by CEI is not sufficient to approve the proposal, we encourage you to take part in the decision process by voting by proxy or at the special meeting.

VOTING SECURITIES

        Only holders of record of Common Units and Preferred Units at the close of business on March 21, 2013, the record date for the special meeting, are entitled to notice of and to vote at the special meeting. On the record date for the special meeting, there were 78,938,909 Common Units and 15,447,523 Preferred Units outstanding and entitled to be voted at the special meeting, totaling 94,386,432 Units outstanding and entitled to be voted at the special meeting. The holders of the Units will vote together as a single class. A majority of such Units, present in person or represented by proxy, is necessary to constitute a quorum. Each Unit is entitled to one vote.

 PROPOSAL ONE: APPROVAL OF THE AMENDED AND RESTATED
CROSSTEX ENERGY GP, LLC LONG-TERM INCENTIVE PLAN

General Description of the Amendment and Restatement

        Our Board of Directors believes that it is important to have equity-based incentives available to attract and retain qualified outside directors, employees, consultants and independent contractors who are essential to the success of the Partnership and its affiliates and that it is important to link the interests and efforts of such persons to the long-term interest of the unitholders of the Partnership. Accordingly, in 2002, our Board of Directors adopted the Crosstex Energy GP, LLC Long-Term Incentive Plan (as it may be amended and restated from time to time, the "Plan"), which has been amended and restated since its initial adoption.

        As of March 18, 2013, approximately 338,189 Common Units remained available for future issuance under the Plan to employees, consultants, independent contractors and directors. In February 2013, subject to unitholder approval, the Compensation Committee of the Board of Directors (the "Compensation Committee") and the Board of Directors approved the amended and restated Crosstex Energy GP, LLC Long-Term Incentive Plan, including an increase in the number of Common Units authorized for issuance under the Plan by 3,470,000 Common Units to an aggregate of 9,070,000 Common Units, which will increase the number of Common Units that remain available for awards under the Plan to 3,808,189 Common Units. In addition, the Plan, as amended and restated, includes technical amendments to certain other provisions of the Plan (i) to describe awards of restricted units as restricted incentive units, (ii) to revise the change in control definition to (among other things) eliminate and clarify certain change in control events, (iii) to make minor changes to better conform certain provisions to applicable law and (iv) to include minor updates to clarify the meaning of, and consistently describe, certain terms thereunder.

        Our unitholders are being requested to approve the amended and restated Plan at the special meeting.

Description of the Amended and Restated Plan

        The following summary of the principal features of the amended and restated Plan is qualified in its entirety by the specific language of the amended and restated Plan, a copy of which is attached as Exhibit A to this proxy statement. A copy of the amended and restated Plan is attached as Exhibit A.

General

        The purposes of the amended and restated Plan are to promote the interests of the Partnership by providing to (i) employees, consultants and independent contractors of our general partner and its affiliates and (ii) outside directors of our Board of Directors, who perform services for the Partnership, incentive compensation based on Common Units, to enhance the ability of our general partner and its affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Partnership and to encourage them to devote their best efforts to the business of the Partnership, thereby advancing the interests of the Partnership and its partners. Awards to participants under the amended and restated Plan may be made in the form of unit options or restricted incentive unit awards (referred to as "restricted units" prior to the amendment and restatement described herein).

Units Subject to the Amended and Restated Plan

        Under the amended and restated Plan, a maximum of 9,070,000 Common Units may be issued to participants. As of March 18, 2013 and prior to the amendment and restatement described herein, approximately 338,189 Common Units remained available under the Plan for future issuance to participants. The amended and restated Plan provides for the award of unit options and restricted incentive units (collectively, "Awards") of up to 9,070,000 Common Units, of which 3,808,189 Common Units remain available for future issuance to participants.

        The maximum number of Common Units set forth above is subject to appropriate adjustment in the event of a recapitalization of the capital structure of the Partnership or a reorganization of the Partnership. Common Units underlying Awards that are forfeited, terminated or expire unexercised become immediately available for additional Awards under the amended and restated Plan.

        As of March 18, 2013, the last reported sale price of Common Units on The NASDAQ Global Select Market was $17.90.

Administration and Eligibility

        The Compensation Committee will administer the amended and restated Plan. The administrator has the power to determine the terms of the Awards granted, including the exercise price of the options (which shall be equal to at least 100% of the fair market value of the Common Units underlying the options on the date of grant), the exercisability thereof and the form of consideration payable upon exercise, and the number of Common Units subject to each Award. In addition, the administrator has the authority to grant waivers of Plan terms, conditions, restrictions and limitations, and the administrator or our Board of Directors may amend, suspend or terminate the amended and restated Plan, provided that no such change in any Award may materially reduce the benefit to a participant without the consent of such participant. Awards may be granted to employees, independent contractors and consultants of our general partner and its affiliates and to outside directors of our general partner. Presently, the Partnership estimates that approximately 750 employees (approximately 200 of which are general and administrative, engineering, accounting and commercial personnel and the remainder are operational employees) and all of the non-employee directors on the Board of Directors would be eligible to participate in the amended and restated Plan.

Awards

        The Compensation Committee will determine the type or types of Awards made under the amended and restated Plan and will designate the individuals who are to be the recipients of Awards. Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Compensation Committee. Awards may be granted singly or in combination with other grants. Awards to participants may also be made in combination with grants or rights under the amended and restated Plan or any other employee benefit plan of the Company. All or part of an Award may be subject to vesting conditions established by the Compensation Committee, including continuous service with the Company. The types of Awards to participants that may be made under the amended and restated Plan are as follows:

  •
  Unit Options.  Unit options are rights to purchase a specified number of Common Units at a specified price. Options granted pursuant to the amended and restated Plan are nonqualified unit options. All options granted under the amended and restated Plan must have an exercise price per unit that is not less than 100% of the fair market value of the Common Units underlying the option on the date of grant. The amended and restated Plan does not allow tandem dividend equivalent rights to be granted with respect to unit options.

  •
  Restricted Incentive Units.  Awards of restricted incentive units are rights that entitle the grantee to receive Common Units of the Partnership upon the vesting of such restricted incentive units. The Compensation Committee will determine the terms, conditions and limitations applicable to any Awards of restricted incentive units. Rights to distributions or distribution equivalents may be extended to and made part of any Award of restricted incentive units at the discretion of the Compensation Committee. Awards of restricted incentive units will have a vesting period established in the sole discretion of the Compensation Committee, which may include, without limitation, accelerated vesting upon the achievement of specified performance goals.

        In the event of a "change in control", as defined in the amended and restated Plan, all Awards automatically vest and become payable or exercisable, as the case may be, in full and all restricted periods with respect to restricted incentive units will terminate and any performance criteria shall be deemed to have been achieved at the maximum level. For purposes of the amended and restated Plan, such a change in control may occur upon (among other things) the consummation of a merger or consolidation of our general partner with or into another entity or any other transaction the result of which is that any person (other than CEI, the Partnership or any of their respective subsidiaries) becomes a direct or indirect beneficial owner of 50% or more of the voting power of the outstanding equity interests of the continuing or surviving entity.

Other Provisions

        The Compensation Committee and our Board of Directors may amend, alter, suspend, discontinue or terminate the amended and restated Plan in any manner without the consent of any partner, participant, other holder or beneficiary of an Award or other Person.

        If, in the event of any transaction such as a merger, consolidation, reorganization, recapitalization, distribution split, reverse split, split-up, spin-off, combination, repurchase or exchange of securities of the Partnership or similar transaction, the Compensation Committee determines that an adjustment is necessary to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the amended and restated Plan, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of units with respect to which Awards may be granted under the amended and restated Plan, (ii) the number and type of units subject to outstanding Awards and (iii) the grant or exercise price with respect to any outstanding Awards, or if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that the number of units subject to any Award shall always be a whole number.

        Repricing of options, directly or indirectly, is prohibited under the amended and restated Plan without approval of our unitholders, except in connection with corporate transactions involving the Partnership including any distribution, unit split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of units.

Plan Benefits

        Because the granting of Awards under the amended and restated Plan is at the discretion of the Compensation Committee, it is not now possible to determine which persons (including outside directors, officers, employees, independent contractors and consultants of our general partner) may be granted Awards. Also, it is not now possible to estimate the number of Common Units that may be awarded.

U.S. Federal Income Tax Consequences

        The following is a general discussion of the current Federal income tax consequences of Awards under the amended and restated Plan to participants who are classified as United States residents for Federal income tax purposes. This discussion is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing final and proposed Treasury regulations promulgated under the Code, administrative rulings and judicial decisions now in effect, all of which are subject to change, possibly with retroactive effect. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. We have not sought a ruling from the Internal Revenue Service, which is referred to as the "IRS," with respect to any of the tax matters discussed below, and the IRS would not be precluded from taking positions contrary to those described herein. As a result, no assurance can be given that the IRS will agree with all of the tax characterizations and the tax consequences described below. Different or additional rules may apply to participants who are subject to income tax in a foreign jurisdiction and/or are subject to state or local income tax in the United States. Each participant should rely on his or her own tax advisers regarding Federal income tax treatment under the amended and restated Plan.

Unit Options

        The grant of a nonqualified unit option will not result in taxable income to the participant and the individual's employer will not be entitled to an income tax deduction. Upon the exercise of a nonqualified unit option, a participant will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option price and the fair market value of the Common Units underlying the option on the date of exercise. The entity employing the participant will be entitled to an income tax deduction equal to the amount included in the participant's ordinary income.

Restricted Incentive Units

        The grant of restricted incentive units does not result in taxable income to the participant. Following each vesting event, the participant will generally realize ordinary income at the time the participant receives Common Units free of any substantial risk of forfeiture, and the amount of such income will be equal to the fair market value of the Common Units at such time over the participant's cost, if any, and the same amount is then deductible by the entity employing the participant.

Withholding; Limits on Deductibility; Excise Taxes

        Withholding.    Generally, the participant's ordinary income is subject to applicable withholding taxes, to the extent the participant is an employee. In general, a federal income tax deduction is allowed to the entity employing the participant in an amount equal to the ordinary income recognized by a participant with respect to Awards under the amended and restated Plan, provided that such amount constitutes an ordinary and necessary business expense, that such amount is reasonable and that the entity employing the participant satisfies any withholding obligation with respect to such income.

        Code Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals and (3) restrictions on changes to the time of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant's income. Our general partner intends to structure awards under the amended and restated Plan in a manner that is designed to be exempt from or comply with Section 409A.

Interested Persons

        Employees, consultants and independent contractors of the Partnership, CEI, our general partner or any of their affiliates, as well as the outside directors of our Board of Directors, will be eligible to receive awards under the amended and restated Plan if it is approved. Accordingly, the members of our Board of Directors and our executive officers have an interest in the passage of Proposal One.

Recommendation and Required Affirmative Vote

        The affirmative vote of the holders of a majority of our Units outstanding as of the record date and entitled to vote at the special meeting is required for approval of the proposal to adopt the amended and restated Plan. Our Board of Directors believes that the amended and restated Plan is in the best interests of the Partnership and its unitholders, and should be approved for the following reasons:

  •
  the adoption of the amended and restated Plan will aid in attracting and retaining key individuals who are important to our success and will motivate such individuals to exert maximum efforts for our success;

  •
  the amended and restated Plan provides a means whereby such key individuals may develop a sense of proprietorship and personal involvement in the development and financial success of our partnership; and

  •
  the amended and restated Plan is intended to align potential increases in compensation of such key individuals to our financial results that generally drive the value of our Common Units.

        Accordingly, our Board of Directors unanimously recommends that you vote "FOR" approval of Proposal One.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Crosstex Energy, L.P. Ownership

        The following table shows the beneficial ownership of units of Crosstex Energy, L.P. as of February 15, 2013, held by:

  •
  each person who beneficially owns 5% or more of any class of units then outstanding;

  •
  all the directors of Crosstex Energy GP, LLC;

  •
  each named executive officer of Crosstex Energy GP, LLC; and

  •
  all the directors and named executive officers of Crosstex Energy GP, LLC as a group.

        Percentages reflected in the table are based upon a total of 78,245,974 common units and 15,447,523 Series A Convertible Preferred units as of February 15, 2013.

Name of Beneficial Owner(1)	Common Units Beneficially Owned	Percentage of Common Units Beneficially Owned	Series A Convertible Preferred Units Beneficially Owned	Percentage of Preferred Units Beneficially Owned	Total Units Beneficially Owned	Percentage of Total Units Beneficially Owned
Crosstex Energy, Inc.	16,414,830	20.98%	—	—	16,414,830	17.52%
GSO Crosstex Holdings LLC(2)	1,002,800	1.28%	15,447,523	100.00%	16,450,323	17.56%
Kayne Anderson Capital Advisors, L.P.(3)	8,339,865	10.66%	—	—	8,339,865	8.90%
Barry E. Davis(4)	340,803	*	—	—	340,803	*
William W. Davis(4)	100,423	*	—	—	100,423	*
Joe A. Davis(4)	59,310	*	—	—	59,310	*
Stan Golemon(4)	35,590	*	—	—	35,590	*
Michael J. Garberding(4)	28,460	*	—	—	28,460	*
Rhys J. Best (5)	101,478	*	—	—	101,478	*
Leldon E. Echols(4)	16,957	*	—	—	16,957	*
Bryan H. Lawrence(4)	—	—	—	—	—	—
Cecil E. Martin(4)	25,367	*	—	—	25,367	*
D. Dwight Scott	—	—	—	—	—	—
Kyle D. Vann	70,913	*	—	—	70,913	*
All directors and named executive officers as a group (11 persons)	779,301	1.00%	—	—	779,301	0.83%

*
Less than 1%

(1)
The address of each person listed above is 2501 Cedar Springs, Suite 100, Dallas, Texas 75201, except for GSO Crosstex Holdings LLC, which is 345 Park Avenue, New York, New York 10154; Kayne Anderson Capital Advisors, L.P., which is 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067; and Mr. Lawrence, which is 410 Park Avenue, New York, New York 10022.

(2)
As reported on Schedule 13D and Form 4 filed with the Securities and Exchange Commission (the "SEC") in joint filings with Blackstone / GSO Capital Solutions Fund LP, Blackstone / GSO Capital Solutions Associates LLC, Bennett J. Goodman, J. Albert Smith III, Douglas I. Ostrover, GSO Holdings I LLC, Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C., Stephen A. Schwarzman, GSO Capital Partners LP, GSO Advisor Holdings L.L.C., GSO Special Situation Fund LP, and GSO Special Situations Overseas Master Fund Ltd. Such persons share voting and dispositive power with respect to the units.

(3)
As reported on Schedule 13G filed with the SEC in a joint filing with Richard A. Kayne. Such persons report shared voting and dispositive power with respect to the units.

(4)
These individuals each hold an ownership interest CEI as indicated in the following table.

(5)
Of these units, 15,000 are held by the Best Grandchildren's Trust, 30,000 are held by the Anne E. Stone Trust, and 30,000 are held by the Paul Best Trust. The beneficiaries of these trusts are members of Mr. Best's family.

Crosstex Energy, Inc. Ownership

        The following table shows the beneficial ownership of Crosstex Energy, Inc. as of February 15, 2013, held by:

  •
  each person who beneficially owns 5% or more of the stock then outstanding;

  •
  all the directors of Crosstex Energy, Inc.;

  •
  each named executive officer of Crosstex Energy, Inc.; and

  •
  all the directors and named executive officers of Crosstex Energy, Inc. as a group.

        Percentages reflected in the table below are based on a total of 47,558,679 shares of common stock outstanding as of February 15, 2013.

Name of Beneficial Owner(1)	Shares of Common Stock	Percent
GSO Crosstex Holdings LLC(2)	7,000,000	14.72%
Chickasaw Capital Management, LLC(3)	3,500,725	7.36%
Vanguard Group, Inc.(3)	2,314,487	4.87%
Barry E. Davis	1,681,123	3.53%
William W. Davis	241,144	*
Joe A. Davis	107,393	*
Stan Golemon	34,650	*
Michael J. Garberding	31,352	*
James C. Crain(4)	46,879	*
Leldon E. Echols	19,690	*
Bryan H. Lawrence	1,720,267	3.62%
Cecil E. Martin	9,690	*
Robert F. Murchison(5)	268,731	*
All directors and named executive officers as group (10 persons)	4,160,919	8.75%

*
Less than 1%.

(1)
The address of each person listed above is 2501 Cedar Springs, Suite 100, Dallas, Texas 75201, except for GSO Crosstex Holdings LLC which is 345 Park Avenue, New York, New York 10154;Chickasaw Capital Management, LLC which is 6075 Poplar Ave., Suite 402 Memphis, TN 38119; Vanguard Group, Inc. which is 100 Vanguard Blvd., Malvem, PA 19355; and Mr. Lawrence, which is 410 Park Avenue, New York, New York 10022.

(2)
As reported on Schedule 13D and Form 4 filed with the SEC in joint filings with Blackstone / GSO Capital Solutions Fund LP, Blackstone / GSO Capital Solutions Associates LLC, Bennett J. Goodman, J. Albert Smith III, Douglas I. Ostrover, GSO Holdings I LLC, Blackstone Holdings I L.P., Blackstone Holdings I/II GP Inc., The Blackstone Group L.P., Blackstone Group Management L.L.C., Stephen A. Schwarzman, GSO Capital Partners LP, GSO Advisor Holdings L.L.C., GSO Special Situation Fund LP, and GSO Special Situations Overseas Master Fund Ltd. Such persons shared voting and dispositive power with respect to the shares.

(3)
As reported on Schedule 13G filed with the SEC.

(4)
1,000 of these shares are held by the James C. Crain Trust.

(5)
169,462 shares are held by Murchison Capital Partners, L.P. Mr. Murchison is the President of the Murchison Management Corp., which serves as the general partner of Murchison Capital Partners, L.P.

Beneficial Ownership of General Partner Interest

        Crosstex Energy GP, LLC owns all of our general partner interest and all of our incentive distribution rights. Crosstex Energy GP, LLC is 100% owned by CEI.

Equity Compensation Plan Information

        The following table provides information regarding our equity compensation plan as of December 31, 2012.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column(a))
	(a)		(b)		(c)
Equity Compensation Plans Approved By Security Holders(1)	1,352,177	(2)	$7.25	(3)	853,777
Equity Compensation Plans Not Approved By Security Holders	N/A		N/A		N/A

(1)
The prior amendment and restatement of our Long-Term Incentive Plan was approved by our unitholders in May 2009 for the benefit of our officers, employees and directors. That plan, as amended, provides for issuance of a total of 5,600,000 common unit options and restricted units.

(2)
The number of securities includes 1,003,159 restricted units that have been granted under our long-term incentive plan that have not vested.

(3)
The exercise prices for outstanding options under the plan as of December 31, 2012 range from $3.11 to $37.31 per unit.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        We do not directly employ any of the persons responsible for managing our business. Crosstex Energy GP, LLC, our general partner, manages our operations and activities, and its board of directors and officers make decisions on our behalf. The compensation of the executive officers of Crosstex Energy GP, LLC is determined by the Board of Directors upon the recommendation of its Compensation Committee. The compensation of the directors of Crosstex Energy GP, LLC is determined by the Board of Directors upon the recommendation of its Governance Committee. Our named executive officers also serve as officers of CEI and the compensation of the named executive officers discussed below reflects total compensation for services to all Crosstex entities. We pay or reimburse all expenses incurred on our behalf, including the costs of employee, officer and director compensation and benefits, as well as all other expenses necessary or appropriate to the conduct of our business. Our partnership agreement provides that our general partner will determine the expenses allocable to us in any reasonable manner determined by our general partner in its sole discretion. CEI currently pays a monthly fee to Crosstex Energy GP, LLC to cover its portion of administrative and compensation costs, including compensation costs relating to the named executive officers.

        Based on the information that we track regarding the amount of time spent by each of our named executive officers on business matters relating to Crosstex Energy, L.P., we estimate that such officers devoted the following percentage of their time to our business and to CEI, respectively, for 2012:

Executive Officer or Director	Percentage of Time Devoted to Business of Crosstex Energy, L.P.	Percentage of Time Devoted to Business of Crosstex Energy, Inc.
Barry E. Davis	80%	20%
William W. Davis	100%	—
Joe A. Davis	75%	25%
Michael J. Garberding	75%	25%
Stan Golemon	100%	—

        The Charter of the Compensation Committee of the Board of Directors includes the following:

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  The Compensation Committee has general oversight responsibility for the Company's compensation plans, policies and programs. This general oversight responsibility includes reviewing and approving compensation policies and practices for all employees, overall payroll, bonus plans, overall bonus payouts, setting bonus targets and other general compensation matters.

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  Not less than annually, the Compensation Committee will review the Company's executive compensation plans and policies. The Compensation Committee will review the corporate goals and objectives relevant to the compensation of the Chief Executive Officer, the other executive officers and each other senior officer that the Compensation Committee or the Board of Directors may designate (collectively referred to as the "Executive Officers"). The Compensation Committee will evaluate the performance of the Chief Executive Officer, and together with the Chief Executive Officer, the performance of each other Executive Officer. The Compensation Committee will at least annually review each Executive Officer's base compensation, bonus, awards under the Company's Long-term Incentive Plans and any other compensation and make recommendations to the Board of Directors regarding each Executive Officer's compensation.

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  The Compensation Committee will review and oversee the Company's succession plans and leadership development programs for the Chief Executive Officer and the other Executive Officers, including reviewing from time to time reports and presentations regarding human resources, executive development, staffing, training, performance management, career development and other related matters as necessary.

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  The Compensation Committee will review and approve the terms of any employment contracts, severance agreements or other contracts with any Executive Officer, provided that the Board of Directors reserves to itself the approval of the compensation of the Executive Officers.

        In order to compete effectively in our industry, it is critical that we attract, retain and motivate leaders that are best positioned to deliver financial and operational results that benefit our unitholders. It is the Compensation Committee's responsibility to design and administer compensation programs that achieve these goals and to make recommendations to the Board of Directors to approve and adopt these programs.

Compensation Philosophy and Principles.

        Our executive compensation is designed to attract, retain and motivate top-tier executives and align their individual interests with the interests of our unitholders. The compensation of each of our executives is comprised of base salary, bonus opportunity and restricted equity grants or option awards under long-term incentive plans. The Compensation Committee's philosophy is to generally target the 50th percentile of our Peer Group (discussed below) for base salaries, target the 50th percentile of our Peer Group for bonuses (but retain discretion to reduce or increase bonus amounts to address individual performance) and to provide executives the opportunity to earn long-term compensation, in the form of equity, in the top quartile relative to our Peer Group.

        The Compensation Committee considers the following principles in determining the total compensation of the named executive officers:

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  in order to achieve its goals, it is critical that we attract, retain and motivate highly qualified executive officers;

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  base salary and bonus opportunities must be competitive in order to attract, retain and motivate highly qualified executive officers;

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  equity incentive compensation should represent a significant portion of the executive's total compensation in order to retain and incentivize highly qualified executives and align their individual long-term interests with the interests of unitholders;

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  compensation programs must be sufficiently flexible to address special circumstances, which include payments under retention plans specifically targeted to retain highly qualified officers during challenging times; and

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  the overall compensation program should drive performance and reward contributions in support of our business strategies and achievements.

Compensation Methodology.

        Annually, the Compensation Committee reviews our executive compensation program in total and each element of compensation specifically. The review includes an analysis of the compensation practices of other companies in our industry, the competitive market for executive talent, the evolving demands of the business, specific challenges that we may face, and individual contributions to our partnership. The Compensation Committee recommends to the Board of Directors adjustments to the overall compensation program and to its individual components as the Compensation Committee determines necessary to achieve our goals. The Compensation Committee periodically retains consultants to assist in its review and to provide input regarding its compensation program and each of its elements.

        In 2012, the Compensation Committee retained Meridian Compensation Partners, LLC ("Meridian") as its independent compensation consultant to conduct a compensation review and advise the Compensation Committee on certain matters relating to compensation programs applicable to the named executive officers and other employees of our general partner. In particular, Meridian assisted the Compensation Committee's decision making with respect to executive and director compensation matters, including providing advice on our executive pay philosophy, compensation peer group, incentive plan design and employment agreement design, providing competitive market studies, and apprising the Compensation Committee about emerging best practices and changes in the regulatory and governance environment. The Compensation Committee selected Meridian due to its long history, depth of resources and objective perspective. Meridian provided information to the Compensation Committee regarding the compensation programs of the Crosstex entities for 2012. Meridian's work for the Compensation Committee did not raise any conflicts of interest in 2012.

        With respect to compensation objectives and decisions regarding the named executive officers for fiscal 2012, the Compensation Committee has reviewed market data with respect to peer companies provided by Meridian in determining relevant compensation levels and compensation program elements for our named executive officers, including establishing their respective base salaries. In addition, Meridian has provided guidance on current industry trends and best practices to the Compensation Committee. The market data that the Compensation Committee reviewed included the base salary, bonus structure, bonus methodology and short and long-term compensation elements paid to executive officers in similar positions at our peer companies. For 2012, the Compensation Committee and Meridian collaborated to identify the following companies as "Peer Companies" for comparison purposes: Access Midstream Partners, L.P., Atlas Pipeline Partners, L.P., Buckeye Partners, L.P., Copano Energy, LLC, DCP Midstream Partners, L.P., Eagle Rock Energy Partners, L.P., Magellan Midstream Holdings, L.P., Targa Resources Partners LP, Regency Energy Partners, L.P., MarkWest Energy Partners, L.P., Western Gas Partners, L.P., PVR Partners, L.P., Genesis Energy, L.P., NGL Energy Partners, L.P., Semgroup Corp., and Martin Midstream Partners, L.P. We believe that this group of companies is representative of the industry in which we operate and the individual companies were chosen because of such companies' relative position in our industry, relative size/market capitalization, relative complexity of the business, similar organizational structure, competition for similar executive talent and the named executive officers' roles and responsibilities.

        In addition, the Compensation Committee has reviewed various relevant compensation surveys with respect to determining compensation for the named executive officers. In determining the long-term incentive component of compensation of the senior executives of Crosstex Energy GP, LLC (including the named executive officers), the Compensation Committee considers individual performance and relative equity holder benefit, the value of similar incentive awards to senior executives at comparable companies, awards made to the company's senior executives in past years, the value of all unvested awards held by the executive and such other factors as the Compensation Committee deems relevant.

Elements of Compensation.

        For fiscal year 2012, the principal elements of compensation for the named executive officers were the following:

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  base salary;

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  annual bonus plan awards;

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  long-term incentive plan awards; and

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  retirement and health benefits.

        The Compensation Committee reviews and makes recommendations regarding the mix of compensation, both among short- and long-term compensation and cash and non-cash compensation, to establish structures that it believes are appropriate for each of the named executive officers. We believe that the mix of base salary, annual bonus awards, awards under the long-term incentive plan, retirement and health benefits and perquisites and other compensation fit our overall compensation objectives. We believe this mix of compensation provides competitive compensation opportunities to align and drive employee performance in support of our business strategies and to attract, motivate and retain high quality talent with the skills and competencies that we require.

        Base Salary.    The Compensation Committee recommends base salaries for the named executive officers based on the historical salaries for services rendered to Crosstex Energy GP, LLC and its affiliates, market data and responsibilities of the named executive officers. Salaries are generally determined by considering the employee's performance and prevailing levels of compensation in areas in which a particular employee works. As discussed above, after giving effect to the monthly reimbursement payment received from CEI, the remaining portion of the base salaries of the named executive officers was allocated to us by Crosstex Energy GP, LLC as general and administration expenses. The base salaries paid to our named executive officers during fiscal year 2012 are shown in the Summary Compensation Table. Effective January 1, 2013, the base salaries payable to our named executive officers for fiscal 2013 were established as follows: Barry E. Davis $525,000; William W. Davis $395,000; Joe A. Davis $350,000; Michael Garberding $320,000; and Stan Golemon $285,000.

        Bonus Awards.    The Compensation Committee oversees the Annual Bonus Plan and makes recommendations regarding bonuses to be awarded to each of the named executive officers. The Annual Bonus Plan is applicable to all employees. Under the plan, bonuses are awarded to our named executive officers based on a formulaic approach that utilizes a performance metric that is tied to adjusted EBITDA (defined as net income plus interest expense, provision for income taxes and depreciation and amortization expense, impairments, stock-based compensation, loss on extinguishment of debt, (gain) loss on noncash derivatives, transaction costs associated with successful transactions, non-controlling interest and certain severance and exit expenses and accrued expense of legal judgment under appeal; less (income) loss from discontinued operations, gain (loss) on sale of property related to discontinued operations and equity in earnings of limited liability company) as a guideline. The same adjusted EBITDA performance metric is used as a guideline for bonuses for all employees. The adjusted EBITDA goals are determined at the beginning of the year by the Board of Directors upon the recommendation of the Compensation Committee. Discretionary bonuses in addition to bonuses under the Annual Bonus Plan are awarded from time to time by the Compensation Committee to reward outstanding service to the company.

        The final amount of bonus for each named executive officer is determined by the Compensation Committee and recommended for approval by the Board of Directors, based upon the Compensation Committee's assessment of whether such executive met his or her performance objectives established at the beginning of the performance period. These performance objectives include the quality of leadership within the named executive officer's assigned area of responsibility, the achievement of technical and professional proficiencies by the named executive officer, the execution of identified priority objectives by the named executive officer and the named executive officer's contribution to, and enhancement of, the desired company culture. These performance objectives are reviewed and evaluated by the Compensation Committee as a whole. All of our named executive officers met or exceeded their personal performance objectives for 2012. Accordingly, the Compensation Committee and the Board of Directors awarded bonuses to the named executive officers ranging from approximately 30% to 80% of base salary for 2012. Such awards were paid in the form of stock awards that immediately vest and were allocated 50% in restricted units of Crosstex Energy, L.P. and 50% in restricted stock of Crosstex Energy, Inc.

        The Compensation Committee believes that a portion of executive compensation must remain discretionary and exercises its discretion with respect to bonus awards payable to its named executive officers. The Compensation Committee may exercise its discretion to reduce the amount calculated under the formula as described above, or to supplement the amount to reward or address extraordinary individual performance, challenges and opportunities not reasonably foreseeable at the beginning of a performance period, internal equities, and external competition or opportunities.

        Target adjusted EBITDA is based upon a standard of reasonable market expectations and company performance, and varies from year to year. Several factors are reviewed in determining target adjusted EBITDA, including market expectations, internal forecasts and available investment opportunities. For 2012, our adjusted EBITDA levels for bonuses were $208.0 million for minimum bonuses, $233.0 million for target bonuses and $258.0 million for maximum bonuses. The 2012 plan provided for named executive officers to receive bonus payouts of 10% to 25% of base salary at the minimum threshold, payouts ranging from 50% to 125% of base salary at the target level and payouts ranging from 90% to 225% of base salary at the maximum level. We exceeded our minimum threshold for adjusted EBITDA in 2012.

        For 2013, the Board of Directors has approved a continuation of the Annual Bonus Plan with adjusted EBITDA as a performance metric. Under the 2013 plan, bonuses will be determined based on adjusted EBITDA levels ranging from a threshold of $220.0 million to a maximum of $250.0 million, with a target adjusted EBITDA of $235.0 million.

        Long-Term Incentive Plans.    Our officers and directors are eligible to participate in long-term incentive plans adopted by each of Crosstex Energy GP, LLC and CEI. We believe that equity awards are instrumental in attracting, retaining, and motivating employees, and align the interests of our officers and directors with the interests of the unitholders. The Board of Directors, at the recommendation of the Compensation Committee, approves the grants of Partnership units or options to our executive officers. The Compensation Committee believes that equity compensation should comprise a significant portion of a named executive officer's compensation, and considers a number of factors when determining the grants to each individual. The considerations include: the general goal of allowing the named executive officer the opportunity to earn aggregate equity compensation (comprised of Partnership units and CEI stock) in the upper quartile of our Peer Group; the amount of unvested equity held by the individual executive; the executive's performance; and other factors as determined by the Compensation Committee.

        A discussion of each plan (prior to (i) the adoption of the proposed amendment and restatement of the Crosstex Energy GP, LLC Long-Term Incentive Plan, which is described in Proposal One and (ii) any proposed amendment and restatement of the Crosstex Energy, Inc. 2009 Long-Term Incentive Plan after January 1, 2013) follows:

        Crosstex Energy GP, LLC Long-Term Incentive Plan.    Crosstex Energy GP, LLC has adopted a long-term incentive plan for employees, consultants, independent contractors and directors of Crosstex Energy GP, LLC and its affiliates who perform services for us. The long-term incentive plan is administered by the Compensation Committee of Crosstex Energy GP, LLC and permits the grant of awards covering an aggregate of 5,600,000 common units, which may be awarded in the form of restricted units or unit options. Of the 5,600,000 common units that may be awarded under the long-term incentive plan, 338,189 common units remain eligible for future grants by Crosstex Energy GP, LLC as of March 18, 2013. The long-term compensation structure is intended to align the employee's performance with long-term performance for our unitholders.

        The Crosstex Energy GP, LLC Board of Directors in its discretion may terminate or amend the long-term incentive plan at any time with respect to any units for which a grant has not yet been made. The Board of Directors also has the right to alter or amend the long-term incentive plan or any part of the plan from time to time, including increasing the number of units that may be granted subject to the approval requirements of the exchange upon which the common units are listed at that time. However, no change in any outstanding grant may be made that would materially reduce the benefits of a participant without the consent of the participant.

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  Unit Options.  The long-term incentive plan currently permits the grant of options covering common units. Under current policy all unit option grants will have an exercise price equal to or more than the fair market value of the units on the date of grant. In general, unit options granted will become exercisable over a period determined by the Compensation Committee. In addition, the unit options will become exercisable upon a change in control of us or our general partner, as discussed below under "—Potential Payments Upon a Change of Control or Termination." Upon exercise of a unit option, Crosstex Energy GP, LLC will acquire common units in the open market or directly from us or any other person or use common units already owned, or any combination of the foregoing. Crosstex Energy GP, LLC will be entitled to reimbursement by us for the difference between the cost incurred by it in acquiring these common units and the proceeds received by it from an optionee at the time of exercise. Thus, the cost of the unit options will be borne by us. If we issue new common units upon exercise of the unit options, the total number of common units outstanding will increase, and Crosstex Energy GP, LLC will pay us the proceeds it received from the optionee upon exercise of the unit option. The unit option plan has been designed to furnish additional compensation to employees, consultants, independent contractors and directors and to align their economic interests with those of common unitholders.

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  Restricted Units.  A restricted unit is a "phantom" unit that entitles the grantee to receive a common unit upon the vesting of the phantom unit. In the future, the Compensation Committee may make grants under the plan to employees and directors containing such terms as it shall determine under the plan. The Compensation Committee may base its determination upon the achievement of specified financial objectives. In addition, the restricted units will vest upon a change of control of us or of our general partner, as discussed below under "—Potential Payments Upon a Change of Control or Termination." Common units to be delivered upon the vesting of restricted units may be common units acquired by Crosstex Energy GP, LLC in the open market, common units already owned by Crosstex Energy GP, LLC, common units acquired by Crosstex Energy GP, LLC directly from us or any other person or any combination of the foregoing. Crosstex Energy GP, LLC will be entitled to reimbursement by us for the cost incurred in acquiring common units. If we issue new common units upon vesting of the restricted units, the total number of common units outstanding will increase. The Compensation Committee, in its discretion, may grant tandem distribution equivalent rights with respect to restricted units which entitles the grantee to distributions attributable to the restricted units prior to vesting of such units. We intend the issuance of the common units upon vesting of the restricted units under the plan to serve as a means of incentive compensation for performance and not primarily as an opportunity to participate in the equity appreciation of the common units. Therefore, under current policy, plan participants will not pay any consideration for the common units they receive, and we will receive no remuneration for the units.

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  Performance Units.  A performance unit represents a contractual commitment to grant restricted units in the future if certain conditions are satisfied. In the past performance unit agreements have only been entered into with members of our senior management. We did not grant any performance unit agreements in 2012. Under the terms of past performance unit agreements, to be eligible to receive the restricted units, the executive officer must continuously be employed from the date of the agreement through January 1 of the third calendar year following such date, and no units will be credited to an award recipient under our long-term incentive plan until such future date. Each agreement provides for a target number of units that are to be granted in the future. As of March 18, 2013, no performance units granted remain outstanding.

        The total value of the equity compensation granted to our named executive officers generally has been allocated 50% in restricted units of Crosstex Energy, L.P. and 50% in restricted stock of CEI. For fiscal year 2012, Crosstex Energy GP, LLC granted 38,250, 22,950, 18,360, 18,360 and 15,300 restricted units to Barry E. Davis, William W. Davis, Joe A. Davis, Michael J. Garberding and Stan Golemon, respectively. All performance and restricted units that we grant are charged against earnings according to FASB Accounting Standards Codification 718-"Compensation-Stock Compensation" (ASC 718).

        Crosstex Energy, Inc. Long-Term Incentive Plan.    The CEI long-term incentive plans provide for the award of stock options, restricted stock, stock awards and other awards (collectively, "Awards") for up to 7,190,000 shares of CEI's common stock. As of March 18, 2013, approximately 724,679 shares remained available under the long-term incentive plans for future issuance to participants. A participant may not receive in any calendar year options or stock awards relating to more than 250,000 shares of common stock. The maximum number of shares set forth above are subject to appropriate adjustment in the event of a recapitalization of the capital structure of CEI or reorganization of CEI. Shares of common stock underlying Awards that are forfeited, terminated or expire unexercised become immediately available for additional Awards under the long-term incentive plan.

        The Compensation Committee of CEI's board of directors administers the long-term incentive plan. The administrator has the power to determine the terms of the options or other awards granted, including the exercise price of the options or other awards, the number of shares subject to each option or other award, the exercisability thereof and the form of consideration payable upon exercise. In addition, the administrator has the authority to grant waivers of long-term incentive plan terms, conditions, restrictions and limitations. Awards may be granted to employees, consultants and outside directors of CEI.

        The Compensation Committee of CEI will determine the type or types of Awards made under the plans and will designate the individuals who are to be the recipients of Awards. Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Compensation Committee of CEI. Awards may be granted singly or in combination. Awards to participants may also be made in combination with, in replacement of, or as alternatives to, grants or rights under the plans or any other employee benefit plan of the company. All or part of an Award may be subject to conditions established by the Compensation Committee of CEI, including continuous service with the company.

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  Stock Options.  Stock options are rights to purchase a specified number of shares of common stock at a specified price. An option granted pursuant to the plan may consist of either an incentive stock option that complies with the requirements of Section 422 of the Code, or a nonqualified stock option that does not comply with such requirements. Only employees may receive incentive stock options and such options must have an exercise price per share that is not less than 100% of the fair market value of the common stock underlying the option on the date of grant. Nonqualified stock options also must have an exercise price per share that is not less than the fair market value of the common stock underlying the option on the date of grant. The exercise price of an option must be paid in full at the time an option is exercised.

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  Restricted Stock Awards.  Restricted stock awards consist of restricted shares of common stock of CEI. The Compensation Committee of CEI will determine the terms, conditions and limitations applicable to any restricted stock awards. Rights to dividends or dividend equivalents may be extended to and made part of any stock award at the discretion of the CEI Compensation Committee. Restricted stock awards will have a vesting period established in the sole discretion of the Compensation Committee, provided that the Compensation Committee may provide for earlier vesting by reason of death, disability, retirement or otherwise.

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  Performance Shares.  A performance share represents a contractual commitment to grant restricted shares in the future if certain conditions are satisfied. In the past, performance share agreements have only been entered into with members of our senior management. We did not grant any performance share agreements in 2012. Under the terms of past performance share agreements, to be eligible to receive the restricted shares, the executive officer must continuously be employed from the date of the agreement through January 1 of the third calendar year following such date, and no shares will be credited to an award recipient under our long-term incentive plan until such future date. Each agreement provides for a target number of shares that are to be granted in the future. As of January 1, 2013, no performance shares granted remained outstanding.

        The Compensation Committee of CEI's board of directors may amend, modify, suspend or terminate the long-term incentive plan, except that no amendment that would impair the rights of any participant to any Award may be made without the consent of such participant, and no amendment requiring stockholder approval under any applicable legal requirements will be effective until such approval has been obtained. No incentive stock options may be granted after the tenth anniversary of the effective date of the plan.

        In the event of any corporate transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of CEI, the Compensation Committee of CEI's board of directors shall substitute or adjust, as applicable: (i) the number of shares of common stock reserved under the plans and the number of shares of common stock available for issuance pursuant to specific types of Awards as described in the plans, (ii) the number of shares of common stock covered by outstanding Awards, (iii) the grant price or other price in respect of such Awards and (iv) the appropriate fair market value and other price determinations for such Awards, in order to reflect such transactions, provided that such adjustments shall only be such that are necessary to maintain the proportionate interest of the holders of Awards and preserve, without increasing, the value of such Awards.

        The total value of the equity compensation granted to our executive officers generally has been awarded 50% in restricted units of Crosstex Energy, L.P. and 50% in restricted stock of CEI. In addition, our executive officers may receive additional grants of equity compensation in certain circumstances, such as promotions. For fiscal year 2012, CEI granted 50,080, 30,048, 24,038, 24,038 and 20,032 restricted shares to Barry E. Davis, William W. Davis, Joe A. Davis, Michael J. Garberding and Stan Golemon, respectively. All performance and restricted shares that we grant are charged against earnings according to FASB ASC 718.

        Retirement and Health Benefits.    Crosstex Energy GP, LLC offers a variety of health and welfare and retirement programs to all eligible employees. The named executive officers are generally eligible for the same programs on the same basis as other employees of Crosstex Energy GP, LLC. Crosstex Energy GP, LLC maintains a tax-qualified 401(k) retirement plan that provides eligible employees with an opportunity to save for retirement on a tax deferred basis. In 2012, Crosstex Energy GP, LLC matched 100% of every dollar contributed for contributions of up to 6% of salary (not to exceed the maximum amount permitted by law) made by eligible participants. The retirement benefits provided to the named executive officers were allocated to us as general and administration expenses. Our executive officers are also eligible to participate in any additional retirement and health benefits available to our other employees.

        Perquisites.    Crosstex Energy GP, LLC generally does not pay for perquisites for any of the named executive officers, other than payment of dues, sales tax and related expenses for membership in an industry-related private lunch club (totaling less than $2,500 per year per person).

Employment and Severance Agreements

        All of our named executive officers and certain members of senior management entered into employment agreements with Crosstex Energy GP, LLC as of February 28, 2012. These employment agreements are substantially similar with certain exceptions which are set forth in the following discussion. The term of the agreement for Barry E. Davis is three years, for William W. Davis, Joe A. Davis and Michael J. Garberding is two years, and for the other members of senior management is one year with automatic extensions such that the remaining term of the agreements will not be less than one year. The employment agreements include obligations not to disclose confidential information and also provide for a noncompetition period that will continue after the termination of the employee's employment for one year for Barry E. Davis and for six months for the other executive officers and members of senior management. During the noncompetition period, the employees are generally prohibited from engaging in any business that competes with us or our affiliates in areas in which we conduct business as of the date of termination and from soliciting or inducing any of our employees to terminate their employment with us. The employment agreements provide a clawback of benefits if the confidential information or noncompetition provisions are breached by a terminated employee following a termination date. In the event of a termination, the terminated employee is required to execute a general release of us in order to receive any benefits under the employment agreements.

        Under the employment agreements, employees receive their annual base salary and are eligible to participate in cash and equity incentive bonus programs based on criteria established by the Board of Directors. If an employee's employment is terminated without cause (as defined in the employment agreement), or is terminated by the employee for good reason (as defined in the employment agreement), or is terminated due to the employee's death or disability, the employment agreement provides that the employee will be paid (i) his or her base salary up to the date of termination, (ii) a pro-rata portion of the target amount of his or her annual bonus up to the date of termination, (iii) an amount equal to the cost to the employee for the premium for health insurance continuation under COBRA for an 18-month period,

(iv) such other fringe benefits (other than any bonus, severance pay benefit, participation in the company's 401(k) employee benefit plan, or medical insurance benefit) normally provided to employees of the company as earned up to the date of termination (collectively, the "Termination Fee") and (v) a lump sum severance amount equal to one year (two years in the case of the Chief Executive Officer) of the employee's then current base salary, plus one times (two times in the case of the Chief Executive Officer) the target annual bonus for the year of termination.

Potential Payments Upon Termination and a Change of Control.

        As described above, the employment agreements for our named executive officers and certain members of senior management provide for payment to be made to them under certain circumstances upon the termination of their employment. In connection with determining the type, amount and timing of the payment to be made upon the termination of employment under the employment agreements, the Compensation Committee reviewed available market information and identified those payments and provision that the Compensation Committee deemed to be appropriate for inclusion in the employment agreements. In the event of a termination by the Company without cause, or a termination by the employee for good reason, within 120 days prior to or one year following a change of control (as defined in the employment agreements), Barry E. Davis would be paid the Termination Fee plus a lump sum severance amount equal to three years of his then current base salary plus three times the target annual bonus for the year of termination, and William W. Davis, Joe A. Davis and Michael J. Garberding would be paid the Termination Fee plus a lump sum severance amount equal to two years of his then current base salary plus two times the target annual bonus for the year of termination.

        With respect to the long-term incentive plans, the amounts to be received by our named executive officers in the event of a change in control (as defined in the long-term incentive plans) will be automatically determined based on the number of unvested stock or unit awards or restricted stock or units held by a named executive officer at the time of a change in control. The terms of the long-term incentive plans were determined based on past practice and the applicable Committee's understanding of similar plans utilized by public companies generally at the time we adopted such plans. The determination of the reasonable consequences of a change of control is periodically reviewed by the applicable Committee.

        Upon a change in control, all granted units will automatically vest and become payable or exercisable, as the case may be, in full, and any performance criteria may, subject to the award, terminate or be deemed to have been achieved at the maximum level.

        The potential payments that may be made to the named executive officers upon a termination of their employment or in connection with a change of control as of December 31, 2012 are set forth in the table in the section below entitled Payments Upon Termination or Change in Control.

Role of Executive Officers in Executive Compensation.

        The Board of Directors, upon recommendation of the Compensation Committee, determines the compensation payable to each of the named executive officers. None of the named executive officers serves as a member of the Compensation Committee. Barry E. Davis, the Chief Executive Officer, reviews his recommendations regarding the compensation of his leadership team with the Compensation Committee, including specific recommendations for each element of compensation for the named executive officers. Barry E. Davis does not make any recommendations regarding his personal compensation.

Tax and Accounting Considerations.

        Our equity compensation grant policies have been impacted by the implementation of FASB ASC 718, which we adopted effective January 1, 2006. Under this accounting pronouncement, we are required to value unvested unit options granted prior to our adoption of FASB ASC 718 under the fair value method and expense those amounts in the income statement over the stock option's remaining vesting period. As a result, we currently intend to discontinue grants of unit option and stock option awards and instead grant restricted unit and restricted stock awards to the named executive officers and other employees. We have structured the compensation program to comply with Internal Revenue Code Section 409A. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the service provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. None of the named executive officers or other employees had non-performance based compensation paid in excess of the $1.0 million tax deduction limit contained in Internal Revenue Code Section 162(m).

Summary Compensation Table

        The following table sets forth certain compensation information for our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Barry E. Davis	2012	500,000	406,250	1,333,787	—	—	—	257,496	(3)	2,497,533
President and Chief	2011	460,000	545,882	1,418,773	—	—	—	195,958		2,620,613
Executive Officer	2010	435,000	427,970	—	—	—	—	71,725		934,695
William W. Davis	2012	385,000	225,225	800,272	—	—	—	185,462	(4)	1,595,959
Executive Vice President and	2011	352,692	376,675	917,837	—	—	—	151,644		1,798,848
Chief Operating Officer	2010	330,000	280,315	—	—	—	—	63,083		673,398
Joe A. Davis	2012	335,000	230,000	640,212	—	—	—	156,960	(5)	1,362,172
Executive Vice President and	2011	315,000	242,992	620,948	—	—	—	145,004		1,323,944
General Counsel	2010	300,000	254,832	—	—	—	—	62,181		617,013
Michael J. Garberding	2012	290,000	230,000	640,212	—	—	—	138,874	(6)	1,299,086
Executive Vice President and	2011	256,538	197,894	848,713	—	—	—	88,124		1,391,269
Chief Financial Officer	2010	225,385	106,084	240,157	—	—	—	31,811		603,437
Stan Golemon	2012	275,000	89,375	533,515	—	—	—	99,281	(7)	997,171
Senior Vice President	2011	249,615	124,808	445,253	—	—	—	80,363		900,039
	2010	230,000	111,412	—	—	—	—	32,023		373,435

(1)
Bonuses include all payments made under the Annual Bonus Plan. For 2012, the named executive officers received bonuses in the form of stock awards that immediately vest. The amounts shown for 2012 represent the grant date fair value of awards computed in accordance with FASB ASC 718. Such awards were allocated 50% in restricted units of Crosstex Energy, L.P. and 50% in restricted stock of Crosstex Energy, Inc. with a fair market value of $17.56 per unit and $16.94 per share, respectively. See "Bonus Awards" above.

(2)
The amounts shown represent the grant date fair value of awards computed in accordance with FASB ASC 718. See Note 9 to our audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2012 for the assumptions made in our valuation of such awards.

(3)
Amount of all other compensation for Mr. Barry Davis includes professional organization and social club dues, a matching 401(k) contribution of $22,500, distributions on restricted units and performance units of Crosstex Energy, L.P. in the amount $157,448 in 2012, and dividends on restricted stock and performance shares of CEI in the amount of $75,139 in 2012.

(4)
Amount of all other compensation for Mr. William Davis includes professional organization and social club dues, a matching 401(k) contribution of $22,500 distributions on restricted units and performance units of Crosstex Energy, L.P. in the amount of $109,638 in 2012 and dividends on restricted stock and performance shares of CEI in the amount of $50,914 in 2012.

(5)
Amount of all other compensation for Mr. Joe Davis includes professional organization and social club dues, a matching 401(k) contribution of $21,519, distributions on restricted units and performance units of Crosstex Energy, L.P. in the amount of $91,576 in 2012, and dividends on restricted stock and performance shares of CEI in the amount of $41,456 in 2012.

(6)
Amount of all other compensation for Mr. Michael Garberding includes professional organization and social club dues, a matching 401(k) contribution of $17,000, distributions on restricted units of Crosstex Energy, L.P. in the amount of $80,058 in 2012, and dividends on restricted stock of CEI in the amount of $39,406 in 2012.

(7)
Amount of all other compensation for Mr. Stan Golemon includes a matching 401(k) contribution of $15,104, distributions on restricted units of Crosstex Energy, L.P. in the amount of $57,385 in 2012, and dividends on restricted stock of CEI in the amount of $26,793 in 2012.

Grants of Plan-Based Awards for Fiscal Year 2012 Table

        The following tables provide information concerning each grant of an award made to a named executive officer for fiscal year 2012, including, but not limited to, awards made under the Crosstex Energy GP, LLC Long-Term Incentive Plan and the Crosstex Energy, Inc. Long-Term Incentive Plans.

CROSSTEX ENERGY GP, LLC—GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Number of Units(1)	Grant Date Fair Value of Unit Awards
Barry E. Davis	1/18/2012	38,250	$647,190
William W. Davis	1/18/2012	22,950	$388,314
Joe A. Davis	1/18/2012	18,360	$310,651
Michael J. Garberding	1/18/2012	18,360	$310,651
Stan Golemon	1/18/2012	15,300	$258,876

(1)
These grants include Distribution Equivalent Rights (DERs) that provide for distribution on restricted units if made on unrestricted common units during the restriction period unless otherwise forfeited and vest 100% on January 1, 2015.

CROSSTEX ENERGY, INC.—GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Number of Shares(1)	Grant Date Fair Value of Shares Awards
Barry E. Davis	1/18/2012	50,080	$686,597
William W. Davis	1/18/2012	30,048	$411,958
Joe A. Davis	1/18/2012	24,038	$329,561
Michael J. Garberding	1/18/2012	24,038	$329,561
Stan Golemon	1/18/2012	20,032	$274,639

(1)
These grants include right to receive dividends on restricted shares if made on unrestricted common shares during the restricted period unless otherwise forfeited and vest 100% on January 1, 2015.

Outstanding Equity Awards at Fiscal Year-End Table for Fiscal Year 2012

        The following tables provide information concerning all outstanding equity awards made to a named executive officer as of December 31, 2012, including, but not limited to, awards made under the Crosstex Energy GP, LLC Long-Term Incentive Plan and the Crosstex Energy, Inc. Long-Term Incentive Plans.

CROSSTEX ENERGY GP, LLC—OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (#)		Market Value of Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Barry E. Davis	—	—	—	—	—	34,722	(1)	505,205
						31,944	(3)	464,785
						15,272	(4)	222,208
						38,250	(6)	556,538
William W. Davis	—	—	—	—	—	30,556	(1)	444,590
						17,969	(3)	261,449
						12,217	(4)	177,757
						22,950	(6)	333,923
Joe A. Davis	—	—	—	—	—	30,556	(1)	444,590
						16,406	(3)	238,707
						4,582	(4)	66,668
						18,360	(6)	267,138
Michael J. Garberding	—	—	—	—	—	9,722	(1)	141,455	—	—
						4,142	(5)	60,266
						8,507	(3)	123,777
						18,326	(4)	266,643
						18,360	(6)	267,138
Stan Golemon	—	—	—	—	—	13,889	(1)	202,085	—	—
						8,507	(3)	123,777
						6,109	(4)	88,886
						15,300	(6)	222,615

(1)
Restricted units vest on January 1, 2013.

(2)
The closing price for the common units was $14.55 as of December 31, 2012.

(3)
Restricted units vest on January 1, 2014.

(4)
Restricted units vest on August 15, 2014.

(5)
Restricted units vest on July 1, 2013.

(6)
Restricted units vest on January 1, 2015.

 CROSSTEX ENERGY, INC.—OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Barry E. Davis	—	—	—	—	—	34,723	(1)	497,928
						51,919	(3)	744,518
						23,148	(4)	331,942
						50,080	(6)	718,147
William W. Davis	—	—	—	—	—	30,557	(1)	438,187
						29,204	(3)	418,785
						18,519	(4)	265,562
						30,048	(6)	430,888
Joe A. Davis	—	—	—	—	—	30,557	(1)	438,187
						26,665	(3)	382,376
						6,944	(4)	99,577
						24,038	(6)	344,705
Michael J. Garberding	—	—	—	—	—	9,723	(1)	139,428	—	—
						5,693	(5)	81,638
						13,826	(3)	198,265
						27,778	(4)	398,337
						24,038	(6)	344,705
Stan Golemon	—	—	—	—	—	13,889	(1)	199,168	—	—
						13,826	(3)	198,265
						9,259	(4)	132,774
						20,032	(6)	287,259

(1)
Restricted shares vest on January 1, 2013.

(2)
The closing price for the common shares was $14.34 as of December 31, 2012.

(3)
Restricted shares vest on January 1, 2014.

(4)
Restricted shares vest on August 15, 2014.

(5)
Restricted shares vest on July 1, 2013.

(6)
Restricted shares vest on January 1, 2015.

Units and Shares Vested Table for Fiscal Year 2012

        The following table provides information related to the vesting of restricted units and restricted shares during fiscal year ended 2012.

 UNITS AND SHARES VESTED

	Crosstex Energy, L.P. Unit Awards			Crosstex Energy, Inc. Share Awards
Name	Number of Units Acquired on Vesting	Value Realized on Vesting		Number of Shares Acquired on Vesting	Value Realized on Vesting
Barry E. Davis	34,722	$563,191	(1)	34,722	$438,886	(2)
William W. Davis	30,555	$495,602	(3)	30,555	$386,215	(4)
Joe A. Davis	30,555	$495,602	(5)	30,555	$386,215	(6)
Michael J. Garberding	13,864	$225,620	(7)	15,414	$202,574	(8)
Stan Golemon	13,889	$225,280	(9)	13,889	$175,557	(10)

(1)
Consists of 34,722 units at $16.22 per unit.

(2)
Consists of 34,722 shares $12.64 per share.

(3)
Consists of 30,555 units at $16.22 per unit.

(4)
Consists of 30,555 shares $12.64 per share.

(5)
Consists of 30,555 units at $16.22 per unit.

(6)
Consists of 30,555 shares $12.64 per share.

(7)
Consists of 9,722 units at $16.22 per unit and 4,142 units at $16.40 per unit.

(8)
Consists of 9,722 shares at $12.64 per share and 5,692 shares $14.00 per share.

(9)
Consists of 13,889 units at $16.22 per unit.

(10)
Consists of 13,889 shares at $12.64 per share.

Payments Upon Termination or Change of Control

        The following tables show potential payments that would have been made to the named executive officers as of December 31, 2012.

Name and Principal Position	Payment Under Employment Agreements Upon Termination Other Than For Cause or With Good Reason ($)(1)	Health Care Benefits Under Employment Agreements Upon Termination Other Than For Cause or With Good Reason ($)(2)	Payment and Health Care Benefits Under Employment Agreements Upon Termination For Cause or Without Good Reason ($)(3)	Payment Under Employment Agreements Upon Termination and Change of Control ($)(4)	Acceleration of Vesting Under Long-Term Incentive Plans Upon Change of Control ($)(5)
Barry E. Davis	3,046,565	27,815	—	4,227,815	4,041,286
President and Chief Executive Officer
William W. Davis	1,124,038	18,038	—	1,874,538	2,771,157
Executive Vice President and Chief Operating Officer
Joe A. Davis	902,815	27,815	—	1,515,315	2,281,963
Executive Vice President and General Counsel
Michael J. Garberding	827,815	27,815	—	1,387,815	2,163,555
Executive Vice President and Chief Financial Officer
Stan Golemon	645,522	18,522	—	645,522	1,454,829
Senior Vice President

(1)
Each named executive officer is entitled to the Termination Fee plus a lump sum amount equal to one times (two times in the case of the Chief Executive Officer) his then current base salary plus one times (two times in the case of the Chief Executive Officer) the target annual bonus for the year of termination if he is terminated without cause or due to death or disability, or if he terminates employment for good reason (as defined in the employment agreement), subject to compliance with certain non-competition and non-solicitation covenants described in our Annual Report on Form 10-K for the year ended December 31, 2012. The figures shown do not include amounts of base salary previously paid or fringe benefits previously received.

(2)
Each named executive officer is entitled to health care benefits equal to a lump sum payment of the estimated monthly cost of the benefits under COBRA for 18 months if he is terminated without cause or due to death or disability, or if he terminates employment for good reason.

(3)
Each named executive officer is entitled to his then current base salary up to the date of termination plus such other fringe benefits (other than any bonus, severance pay benefit, participation in the company's 401(k) employee benefit plan, or medical insurance benefit) normally provided to employees of the company as earned up to the date of termination if he is terminated for cause (as defined in the employment agreement) or he terminates employment without good reason. The figures shown do not include amounts of base salary previously paid or fringe benefits previously received.

(4)
Each named executive officer (except Mr. Golemon) is entitled to the Termination Fee plus a lump sum payment equal to two times (three times in the case of the Chief Executive Officer) his then current base salary plus two times (three times in the case of the Chief Executive Officer) the target annual bonus for the year of termination if he is terminated without cause or if he terminates employment for good reason within one-hundred and twenty (120) days prior to or one (1) year following a change in control (as defined in the employment agreement), subject to compliance with certain non-competition and non-solicitation covenants described in our Annual Report on Form 10-K for the year ended December 31, 2012. A change in control event does not impact the payment to which Mr. Golemon would otherwise be entitled. The figures shown do not include amounts of base salary previously paid or fringe benefits previously received.

(5)
Each named executive officer is entitled to accelerated vesting of outstanding equity awards in the event of a change in control (as defined under the long-term incentive plans). These amounts correspond to the values set forth in the table in the section above entitled Outstanding Equity Awards at Fiscal Year-End Table for Fiscal Year 2012.

Compensation of Directors for Fiscal Year 2012

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Unit Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Rhys J. Best	234,917	88,879	7,539	331,335
Leldon E. Echols	75,000	69,514	2,827	147,341
Bryan H. Lawrence	—	—	—	—
Sheldon B. Lubar(3)	48,750	69,514	2,827	121,091
Cecil E. Martin	76,125	69,514	2,827	148,466
Kyle D. Vann	199,500	66,655	5,654	271,809
D. Dwight Scott	161,000	—	—	161,000

(1)
Messrs. Best, Echols, Lubar, Martin and Vann were granted awards of restricted units of Crosstex Energy, L.P. on May 18, 2012 with a fair market value of $15.18 per unit and that will vest on May 8, 2013 in the following amounts, respectively: 5,855, 2,196, 2,196, 2,196, and 4,391. Messrs. Echols, Lubar, and Martin were granted awards of restricted shares of CEI. on May 18, 2012 with a fair market value of $13.35 per unit and that will vest on May 8, 2013 in the following amounts, respectively: 2,710, 2,710 and 2,710.The amounts shown represent the grant date fair value of awards computed in accordance with FASB ACS 718. See Note 9 to our audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2012 for the assumptions made in our valuation of such awards. At December 31, 2012 Messrs. Best, Echols, Martin and Vann held aggregate outstanding restricted unit awards, in the following amounts, respectively: 5,855, 2,196, 2,196, and 4,391. Mr. Lubar forfeited his unvested units and shares when he resigned from the Board of Directors on October 2, 2012. At December 31, 2012 Messrs. Echols and Martin held aggregate outstanding restricted shares of CEI in the following amounts, respectively: 2,710 and 2,710. Messrs. Lawrence and Scott held no outstanding restricted unit awards at December 31, 2012.

(2)
Other Compensation is comprised of distributions on restricted units.

(3)
Mr. Lubar resigned from the Board of Directors on October 2, 2012.

        Each director of Crosstex Energy GP, LLC who is not an employee of Crosstex Energy GP, LLC (other than Mr. Lawrence and Mr. Lubar due to his resignation) is paid an annual retainer fee of $50,000, except for Mr. Best who, as Chairman, is paid an annual retainer fee of $100,000 and Mr. Scott who receives an annual retainer fee of $125,000 (and does not receive any equity related compensation). Directors do not receive an attendance fee for each regularly scheduled quarterly board meeting but are paid $1,500 for each additional meeting that they attend. Also, an attendance fee of $1,500 is paid to each director for each committee meeting that is attended, other than the Audit Committee which pays a fee of $3,000 per meeting. The respective Chairs of each committee receive the following annual fees: Audit—$7,500, Compensation—$7,500, Governance—$5,000, Finance—$5,000 and Conflicts—$2,500. Directors

are also reimbursed for related out-of-pocket expenses. Barry E. Davis, as an executive officer of Crosstex Energy GP, LLC, is otherwise compensated for his services and therefore receives no separate compensation for his service as a director. For directors that serve on both the boards of Crosstex Energy GP, LLC and CEI, the above listed fees are generally allocated 75% to us and 25% to CEI, except in the case for service on the Audit Committee, where the Chair is paid a separate fee for each entity and meeting fees are split 50% to each entity. The Governance Committee annually reviews and makes recommendations to the Board of Directors regarding the compensation of the directors. Mr. Lawrence received no compensation in 2012. In connection with the sale of the Preferred Units to GSO Crosstex Holdings LLC, the Partnership entered into a Board Representation Agreement by and among our general partner, CEI and GSO Crosstex Holdings LLC. Pursuant to the Board Representation Agreement, the Partnership and certain of its affiliates agreed to take all actions necessary or advisable to cause one director serving on the Board of Directors to be designated by GSO Crosstex Holdings LLC, in its sole discretion. GSO Crosstex Holdings LLC has selected Mr. Scott to serve as a director. GSO Crosstex Holdings LLC (or its affiliates) requires that any compensation due to Mr. Scott be paid directly to GSO Crosstex Holdings LLC (or its designee). As a result, the Partnership will pay GSO Crosstex Holdings LLC (or its designee) all cash compensation (and the cash value at the date of grant of any equity compensation) otherwise payable to Mr. Scott for his service as a director in accordance with our director compensation policies in place from time to time.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended 2012, the Compensation Committee was composed of Cecil E. Martin, Rhys J. Best and D. Dwight Scott. No member of the Compensation Committee during fiscal 2012 was a current or former officer or employee of Crosstex Energy GP, LLC or had any relationship requiring disclosure by us under Item 404 of Regulation S-K as adopted by the SEC. None of Crosstex Energy GP, LLC's executive officers served on the board of directors or the compensation committee of any other entity for which any officers of such other entity served either on the Board of Directors or the Compensation Committee.

        The Compensation Committee of Crosstex Energy GP, LLC held four meetings during fiscal year 2012. Each member attended 100% of the meetings.

Board Leadership Structure and Risk Oversight

        The Board of Directors has no policy that requires that the positions of the Chairman of the Board of Directors and the Chief Executive Officer be separate or that they be held by the same individual. The Board of Directors believes that this determination should be based on circumstances existing from time to time, including the current business environment and any specific challenges facing the business and the composition, skills, and experience of the board and its members. At this time, the positions of Chairman of the Board of Directors and the Chief Executive Officer of Crosstex Energy GP, LLC are not held by the same individual. Rhys J. Best serves as the Chairman of the Board of Directors and Barry E. Davis serves as the President and Chief Executive Officer. The Board of Directors believes this is the most appropriate structure for the Partnership at this time because it makes the best use of Mr. Best's skills and experience, including his prior service as the Chief Executive Officer of a large public company, while enhancing Mr. Davis' ability to lead decisively and communicate our message and strategy clearly and consistently to our unitholders, employees and customers.

        The Board of Directors is responsible for risk oversight. Management has implemented internal processes to identify and evaluate the risks inherent in the company's business and to assess the mitigation of those risks. The Audit Committee has reviewed the risk assessments with management and provided reports to the Board of Directors regarding the internal risk assessment processes, the risks identified, and the mitigation strategies planned or in place to address the risks in the business. The Board of Directors and the Audit Committee each provide insight into the issues, based on the experience of their members, and provide constructive challenges to management's assumptions and assertions.

UNITHOLDER PROPOSALS AND OTHER MATTERS

No Unitholder Proposals

        Your Units do not entitle you to make proposals at the special meeting.

        Under applicable Delaware law and our partnership agreement, we are not required to hold an annual meeting of unitholders. Special meetings of holders of Units may be called by our general partner or by limited partners owning 20% or more of the outstanding Units of the class or classes for which a meeting is proposed. Limited partners calling a special meeting must indicate in writing to our general partner the general or specific purposes for which the special meeting is to be called. Any limited partner who wishes to submit a proposal for inclusion in the proxy materials for any future special meeting must submit such proposal within a reasonable time before we begin to print and send our proxy materials or it will be considered untimely.

        The SEC rules set forth standards as to what proposals are required to be included in a proxy statement for a meeting. In no event are limited partners allowed to vote on matters that would cause the limited partners to be deemed to be taking part in the management and control of our business and affairs so as to jeopardize the limited partners' limited liability under the Delaware limited partnership act or the law of any other state in which we are qualified to do business.

Householding of Proxy Materials

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, unitholders who have the same address and have consented to our mailing of proxy materials and other unitholder information only to one account in such household will receive only one copy of the notice regarding Internet availability of the proxy materials or one paper copy of the proxy materials, as applicable, unless one or more of these unitholders notifies us that they wish to continue receiving individual copies. This procedure helps reduce our printing costs and postage fees.

        Unitholders who participate in householding will continue to receive separate proxy or voting instruction cards. Also, householding will not in any way affect distribution check mailings.

        If you are eligible for householding, but you and other unitholders of record with whom you share an address currently receive multiple copies of the notice regarding Internet availability of the proxy materials or the proxy materials, as applicable, or if you hold Units in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Kathy Sitz at 214-721-9370 or send your request to Crosstex Energy, L.P., Attn: Kathy Sitz, 2501 Cedar Springs, Dallas, Texas 75201. You may also contact us at this phone number or address if you participate in householding and wish to receive a separate copy of these documents this year or in the future, and we will provide you a separate copy of these documents by first class mail or other equally prompt means.

        Unitholders who hold their Units through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

Solicitation of Proxies

        The cost of the solicitation of proxies will be paid by us. In addition to solicitation by mail, our directors, officers and employees may also solicit proxies from unitholders by telephone, facsimile, electronic mail or in person. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. Upon request, we will reimburse those brokerage houses and custodians for their reasonable expenses in so doing.

Additional Information about the Partnership

        You can learn more about us and our operations by visiting our website at www.crosstexenergy.com. For additional information about us, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (File No. 000-50067) (the "2012 Annual Report"). Unitholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. All unitholders who do not receive the notice will receive a paper copy of the proxy materials by mail.

Incorporation of Certain Information by Reference

        The following items of our 2012 Annual Report are incorporated herein by reference:

  •
  Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations;

  •
  Item 7A—Quantitative and Qualitative Disclosures About Market Risk;

  •
  Item 8—Financial Statements and Supplementary Data; and

  •
  Item 9—Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

        We expect a representative of our independent registered public accountants to be present at the special meeting.

        All documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this proxy statement and prior to the date of the special meeting, to the extent that they update the information included herein or incorporated by reference above, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

        We will provide you, without charge, a copy of any of the information incorporated by reference in this proxy statement (excluding exhibits) by first class mail or other equally prompt means within one business day of receiving a written request directed to us at: Crosstex Energy, L.P., Attn: Kathy Sitz, 2501 Cedar Springs, Dallas, Texas 75201 or by calling us at: 214-721-9370.

CROSSTEX ENERGY, L.P.

Barry E. Davis President and Chief Executive Officer

 Exhibit A

CROSSTEX ENERGY GP, LLC
LONG-TERM INCENTIVE PLAN
(As Amended and Restated on May 9, 2013)

Section 1.    Purpose of the Plan.

        The Crosstex Energy GP, LLC Long-Term Incentive Plan (the "Plan") is intended to promote the interests of Crosstex Energy, L.P., a Delaware limited partnership (the "Partnership"), by providing to employees, consultants and independent contractors of Crosstex Energy GP, LLC (the "Company") and its Affiliates and non-employee directors of the Company, who perform services for the Partnership, incentive compensation awards for superior performance that are based on Units. The Plan is also contemplated to enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Partnership and to encourage them to devote their best efforts to the business of the Partnership, thereby advancing the interests of the Partnership and its partners.

Section 2.    Definitions.

        As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

        "Award" means an Option or Restricted Incentive Unit granted under the Plan, and shall include any tandem DERs granted with respect to an Award of Restricted Incentive Units, it being understood that tandem DERs shall not be granted with respect to an Award of Options.

        "Board" means the Board of Directors of the Company.

        "Cause" means, except as otherwise provided in an Award agreement, (i) Participant has failed to perform the duties assigned to him and such failure has continued for thirty (30) days following delivery by the Company of written notice to Participant of such failure, (ii) Participant has been convicted of a felony or misdemeanor involving moral turpitude, (iii) Participant has engaged in acts or omissions against the Company constituting dishonesty, breach of fiduciary obligation, or intentional wrongdoing or misfeasance, (iv) Participant has acted intentionally or in bad faith in a manner that results in a material detriment to the assets, business or prospects of the Company, or (v) Participant has breached any obligation under the Plan or Award agreement.

        "Change in Control" means: (a) the consummation of a merger or consolidation of the Company with or into another entity or any other transaction the result of which is that any Person (other than Crosstex Energy, Inc., the Partnership or any of their subsidiaries) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the voting power of the outstanding equity interests of the continuing or surviving entity; (b) the sale, transfer or other disposition of all or substantially all of the Company's or the Partnership's assets; or (c) a change in the composition of the Board as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 12 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved.

        "Committee" means the Compensation Committee of the Board or such other committee of the Board appointed to administer the Plan.

        "DER" means a contingent right, granted in tandem with a specific Restricted Incentive Unit, to receive an amount in cash equal to the cash distributions made by the Partnership with respect to a Unit during the period such Restricted Incentive Unit is outstanding.

        "Director" means a "non-employee director" of the Company, as defined in Rule 16b-3.

        "Employee" means any employee of the Company or an Affiliate, as well as any individual providing direct consulting or other contracting services to the Company or any Affiliate, in each case as determined by the Committee. Any reference to employment or termination of employment shall include engagement as a consultant or independent contractor or termination of such engagement, as applicable.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means the closing sales price of a Unit on the applicable date (or if there is no trading in the Units on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee). In the event Units are not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

        "Option" means an option to purchase Units granted under the Plan.

        "Participant" means any Employee or Director granted an Award under the Plan.

        "Person" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

        "Restricted Period" means the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by or payable to the Participant.

        "Restricted Incentive Unit" means an Award that is valued by reference to a Unit, which value may be paid to the Participant by delivery, as the Committee shall determine, of cash, Units, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose.

        "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

        "SEC" means the Securities and Exchange Commission, or any successor thereto.

        "Section 409A" means Section 409A of the Internal Revenue Code of 1986, as amended, and the guidance promulgated thereunder.

        "Unit" means a Common Unit of the Partnership or any other securities or other consideration into which a Common Unit of the Partnership is converted pursuant to any capital reorganization, recapitalization, merger or other similar transaction.

Section 3.    Administration.

        The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the following, and any applicable law, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer of the Company (provided the Chief Executive Officer is a member of the Board), subject to such limitations on such delegated powers and duties as the Committee may impose, if any. Upon any such delegation all references in the Plan to the "Committee," other than in Section 7, shall be deemed to include the Chief Executive Officer; provided, however, that such delegation shall not limit the Chief Executive Officer's right to receive Awards under the Plan.

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Notwithstanding the foregoing, the Chief Executive Officer may not grant Awards to, or take any action with respect to any Award previously granted to himself, a person who is an officer subject to Rule 16b-3 or a member of the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Units to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan (including any Award agreement); (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, the Partnership, any Affiliate, any Participant, and any beneficiary of any Award.

Section 4.    Units.

        (a)    Units Available.    Subject to adjustment as provided in Section 4(c), the number of Units with respect to which Restricted Incentive Units and Options may be granted under the Plan is 9,070,000. If any Option or Restricted Incentive Unit is forfeited or otherwise terminates or is canceled without the delivery of Units, then the Units covered by such Award, to the extent of such forfeiture, termination or cancellation, shall again be Units with respect to which Options or Restricted Incentive Units may be granted, as the case may be.

        (b)    Sources of Units Deliverable Under Awards.    Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units acquired in the open market, from any Affiliate, the Partnership or any other Person, or any combination of the foregoing, as determined by the Committee in its discretion.

        (c)    Adjustments.    In the event that the Committee determines that any distribution (whether in the form of cash, Units, other securities, or other property), recapitalization, split, reverse split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Units or other securities of the Partnership, issuance of warrants or other rights to purchase Units or other securities of the Partnership, or other similar transaction or event affects the Units such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Units (or other securities or property) with respect to which Awards may be granted under the Plan, (ii) the number and type of Units (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any outstanding Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that the number of Units subject to any Award shall always be a whole number.

Section 5.    Eligibility.

        Any Employee who performs services for the benefit of the Partnership or Director shall be eligible to be designated a Participant and receive an Award under the Plan.

Section 6.    Awards.

        (a)    Options.    The Committee shall have the authority to determine the Employees and Directors to whom Options shall be granted, the number of Units to be covered by each Option, the purchase price

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therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

          (i)    Exercise Price.    The purchase price per Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted and shall be no less than the Fair Market Value of a Unit as of the date of grant.

          (ii)    Time and Method of Exercise.    The Committee shall determine the Restricted Period, i.e., the time or times at which an Option may be exercised in whole or in part, which may include, without limitation, accelerated vesting upon the achievement of specified performance goals, and the method or methods by which payment of the exercise price with respect thereto may be made or deemed to have been made, which unless otherwise prohibited by applicable law, may include, without limitation, cash, check acceptable to the Company, a "cashless-broker" exercise through procedures approved by the Company, by withholding from the issuance under the Option Units otherwise deliverable thereunder, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the Plan or applicable law.

          (iii)    Term.    Subject to earlier termination as provided in the Award agreement or the Plan, each Option shall expire on the tenth anniversary of its date of grant.

          (iv)    Forfeiture.    Each Award agreement embodying the Award of an Option shall set forth the extent to which Participant shall have the right to exercise the Option following termination of the Participant's employment or service with the Company. Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment or service. In the event a Participant's Award agreement embodying the award of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Award.

            (x)   Death, Disability or Retirement.    If the employment or service of a Participant shall terminate by reason of death, becoming disabled and qualified to receive benefits under the Company's long-term disability plan, or retirement with the approval of the Committee on or after the Participant's attainment of age 60, each outstanding Option held by the Participant shall become vested and may be exercised until the expiration of the term of such Option.

            (y)   Other Termination.    If the employment or service of a Participant shall terminate for any reason other than a reason set forth in paragraph (x) above or paragraph (z) below, whether on a voluntary or involuntary basis, each outstanding Option held by the Participant may be exercised, to the extent then vested, until the earlier of thirty (30) days after the date of such termination or the expiration of the term of such Option.

            (z)   Termination for Cause.    Notwithstanding paragraphs (x) and (y) above, if the employment or service of a Participant is terminated for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Option.

  The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant's Options.

          (v)    Option Exchanges.    Subject to Section 409A and notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving the Company as provided in Section 4(c) of the Plan (including, without limitation, any distribution, Unit split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or

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  exchange of Units), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or cancel, exchange, substitute, buyout or surrender outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options without unitholder approval.

        (b)    Restricted Incentive Units.    The Committee shall have the authority to determine the Employees and Directors to whom Restricted Incentive Units shall be granted, the number of Restricted Incentive Units to be granted to each such Participant, the Restricted Period, the conditions under which the Restricted Incentive Units may become vested or forfeited, which may include, without limitation, the accelerated vesting upon the achievement of specified performance goals, and such other terms and conditions as the Committee may establish with respect to such Awards, including whether DERs are granted with respect to such Restricted Incentive Units.

          (i)    DERs.    To the extent provided by the Committee, in its discretion, a grant of Restricted Incentive Units may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee) subject to the same vesting restrictions as the tandem Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion. Notwithstanding the foregoing, in no event shall a grant of Restricted Incentive Units include any right to receive DER payments during the Restricted Period where the vesting of such Restricted Incentive Unit is subject to the achievement of specified performance goals.

          (ii)    Forfeiture.    Except as otherwise provided in the terms of the Restricted Incentive Units grant, upon termination of a Participant's employment with the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all Restricted Incentive Units shall be forfeited by the Participant. The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant's Restricted Incentive Units.

          (iii)    Lapse of Restrictions.    Upon or following the vesting of each Restricted Incentive Unit, the Participant shall be entitled to receive from the Company one Unit, subject to the provisions of Section 8(b).

        (c)    General.

          (i)    Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (ii)    Limits on Transfer of Awards.

            (A)  Except as provided in (C) below, each Option shall be exercisable only by the Participant during the Participant's lifetime, or by the person to whom the Participant's rights shall pass by will or the laws of descent and distribution.

            (B)  Except as provided in (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

            (C)  To the extent specifically provided by the Committee with respect to an Award grant, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as

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    the Committee may from time to time establish. In addition, Awards may be transferred by will and the laws of descent and distribution.

          (iii)    Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee.

          (iv)    Unit Certificates.    All certificates for Units or other securities of the Partnership delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (v)    Consideration for Grants.    Awards may be granted for no cash consideration or for such consideration as the Committee determines.

          (vi)    Delivery of Units or other Securities and Payment by Participant of Consideration.    Notwithstanding anything in the Plan or any Award agreement to the contrary, delivery of Units pursuant to the exercise or vesting of an Award may be deferred for any period during which, in the good faith determination of the Committee, the Company is not reasonably able to obtain Units to deliver pursuant to such Award without violating the rules or regulations of any applicable law or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award agreement (including, without limitation, any exercise price or tax withholding) is received by the Company. Unless otherwise prohibited by applicable law, such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, other Awards, withholding of Units, cashless- broker exercises with simultaneous sale, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Units or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid to the Company pursuant to the Plan or the applicable Award agreement.

          (vii)    Change in Control.    Upon a Change in Control, or such period prior thereto as may be established by the Committee, all Awards shall automatically vest and become payable or exercisable, as the case may be, in full. In this regard, all Restricted Periods shall terminate and all performance criteria, if any, shall be deemed to have been achieved at the maximum level. Notwithstanding the foregoing, payment of any Award subject to Section 409A shall not be accelerated upon a Change of Control unless such Change of Control qualifies as a "change in control event" within the meaning of Treas. Reg. Section 1.409A-3(i)(5). To the extent that an Option is not exercised upon a Change in Control, the Committee may, in its discretion, cancel such Award without payment or provide for a replacement grant with respect to such property and on such terms as it deems appropriate.

Section 7.    Amendment and Termination.

        Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award agreement or in the Plan:

        (a)    Amendments to the Plan.    Except as required the rules of the principal securities exchange on which the Units are traded and subject to Section 7(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner, including increasing the number of Units available for Awards under the Plan, without the consent of any partner, Participant, other holder or beneficiary of an Award, or other Person.

        (b)    Amendments to Awards.    Subject to Section 7(a), the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than

6

pursuant to Section 7(c), in any Award shall materially reduce the benefit to a Participant without the consent of such Participant.

        (c)    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Partnership or the financial statements of the Partnership, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Section 8.    General Provisions.

        (a)    No Rights to Award.    No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.

        (b)    Withholding.    The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Units, other securities, Units that would otherwise be issued pursuant to such Award or other property) of any applicable taxes payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy its withholding obligations for the payment of such taxes.

        (c)    No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or to remain on the Board, as applicable. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award agreement.

        (d)    Governing Law.    The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its conflict of laws principles.

        (e)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or award and the remainder of the Plan and any such Award shall remain in full force and effect.

        (f)    Other Laws.    The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer or such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

        (g)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any participating Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any participating Affiliate pursuant to an Award, such right shall

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be no greater than the right of any general unsecured creditor of the Company or any participating Affiliate.

        (h)    No Fractional Units.    No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        (i)    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

        (j)    Facility Payment.    Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such person, or may be applied for the benefit of such person in any manner which the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.

        (k)    Gender and Number.    Words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

        (l)    Section 409A.    All Awards under this Plan are intended either to be exempt from, or to comply with the requirements of Section 409A, and this Plan and all Awards shall be interpreted and operated in a manner consistent with that intention. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an applicable tax under Section 409A, that Plan provision or Award shall be reformed to avoid imposition of the applicable tax and no such action shall be deemed to adversely affect the Participant's rights to an Award.

Section 9.    Term of the Plan.

        This amendment and restatement of the Plan shall be effective on the date of its approval by the unitholders of the Partnership and shall continue until the date 10 years following such approval, the date terminated by the Board or the date Units are no longer available for grants of Awards under the Plan, whichever occurs first. However, unless otherwise expressly provided in the Plan or in an applicable Award agreement, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

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SPECIAL MEETING OF UNITHOLDERS OF CROSSTEX ENERGY, L.P. May 9, 2013 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://investor.crosstexenergylp.com/phoenix.zhtml?c=135312&p=proxy Please complete, sign, date and mail your proxy card in the postage-paid envelope provided as soon as possible. Signature of Unitholder Date: Signature of Unitholder Date: Note: Please sign exactly as your name or names appear hereon. When units are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW. O Leldon E. Echols O Sheldon B. Lubar THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. 1. Proposal to approve the amended and restated Crosstex Energy GP, LLC Long-Term Incentive Plan (including an increase in the number of common units available for issuance thereunder). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold, as shown here: NOMINEES: PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. Please detach along perforated line and mail in the envelope provided. 00003000000000000000 7 050913 FOR AGAINST ABSTAIN

1 14475 COMMENTS: PROXY CROSSTEX ENERGY, L.P. 2501 CEDAR SPRINGS RD. DALLAS, TEXAS 75201 Proxy Solicited on Behalf of the Board of Directors of Crosstex Energy GP, LLC The undersigned, revoking any proxy heretofore given for the meeting of the unitholders described on the reverse side of this card, hereby appoints Barry E. Davis and Joe A. Davis, and each of them, proxies, with full powers of substitution, to represent the undersigned at the special meeting of unitholders of Crosstex Energy, L.P. to be held on May 9, 2013, and at any adjournment or postponement thereof, and to vote all units that the undersigned would be entitled to vote if personally present as follows: The units represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH UNITS WILL BE VOTED "FOR" APPROVAL OF ITEM 1. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid special meeting of unitholders. (Continued and to be signed and dated on the reverse side.)

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GENERAL
VOTING SECURITIES
PROPOSAL ONE: APPROVAL OF THE AMENDED AND RESTATED CROSSTEX ENERGY GP, LLC LONG-TERM INCENTIVE PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
CROSSTEX ENERGY GP, LLC—GRANTS OF PLAN-BASED AWARDS
CROSSTEX ENERGY, INC.—GRANTS OF PLAN-BASED AWARDS
CROSSTEX ENERGY GP, LLC—OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
CROSSTEX ENERGY, INC.—OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
UNITS AND SHARES VESTED
DIRECTOR COMPENSATION
UNITHOLDER PROPOSALS AND OTHER MATTERS
Exhibit A
CROSSTEX ENERGY GP, LLC LONG-TERM INCENTIVE PLAN (As Amended and Restated on May 9, 2013)